SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 13, 2002


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                     0-3252                     22-1830121
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(State or other jurisdiction        (Commission               (I.R.S. Employer
        of incorporation)           File Number)             Identification No.)


   767 Third Avenue, New York, NY                              10017
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)

Item 5.       Other Events

         On November 13, 2002, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from November 15, 2002, to 12 midnight, New York City Time, on December 4, 2002, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)  Exhibits

                       Exhibit 99.1     Press release dated November 13, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        November 13, 2002     LEXINGTON PRECISION CORPORATION


                                    By:/s/ Warren Delano
                                       ---------------------------
                                         Warren Delano
                                         President

                                  EXHIBIT INDEX


     Exhibit
     Number        Exhibit Name                                  Location

     99.1          Press release dated November 13, 2002         Filed herewith